January 30, 2023

BNY Mellon State Municipal Bond Funds

- BNY Mellon Connecticut Fund

- BNY Mellon Massachusetts Fund

- BNY Mellon Pennsylvania Fund

Supplement to Statement of Additional Information

BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund, and BNY Mellon Pennsylvania Fund (each a "Fund" and collectively, the "Funds") are no longer offered for investment, and all references to the Funds in the Statement of Additional Information are hereby removed.

Effective as of the close of business on January 27, 2023, each Fund's assets were transferred to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund") in a tax-free exchange for shares of the Acquiring Fund. Investors may obtain a copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

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